EXHIBIT 99.2
                                                                    ------------



PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
Jeffrey D. Saferstein (JS/5339)
Erica Weinberger (EW/1411)
1285 Avenue of the Americas
New York, New York 10019-6064
Telephone:  (212) 373-3000
Attorneys for Debtor in Possession

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------x
                                                :    Chapter 11
In re:                                          :    Case No. 02-16213 (ALG)
                                                :
ACTRADE CAPITAL, INC.                           :
                                                :
                               Debtor.          :
                                                :
------------------------------------------------x





                         MONTHLY OPERATING STATEMENT FOR
               THE PERIOD SEPTEMBER 1, 2003 TO SEPTEMBER 30, 2003
               --------------------------------------------------

UNITED STATE BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


                                              CHAPTER 11 CASE NO. 02-16213 (ALG)


                              ACTRADE CAPITAL, INC.
--------------------------------------------------------------------------------
                                     DEBTOR


             Monthly Operating Statement For
                    The Period September 1, 2003 to September 30, 2003


DEBTOR'S ADDRESS:
-----------------
Actrade Capital, Inc.
200 Cottontail Lane
Vantage Court South
Somerset, NJ 08873

                                          Monthly Disbursements:    $    800,000
                                                                    ------------

DEBTOR'S ATTORNEY:
------------------
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019

                                          Monthly After Tax Income: $ 13,094,000
                                                                    ------------

         The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that to the best of my knowledge, information and belief, the information contained therein accurately reflects, on an unconsolidated basis, information contained in the Debtor's books and records and public filings. As stated in previous disclosures, no assurances can be given and no reliance should be made, on the Debtor's books and records, and on the information contained in the Debtor's public filings.

         The undersigned also verifies that, to the best of his knowledge, workers compensation and short-term disability insurance policies, have been paid currently.



DATE:  October 15, 2003                         By: /s/ John Fioretti
                                                    -----------------
                                                    John Fioretti
                                                    Chief Restructuring Officer
                                                    Actrade Capital, Inc.


Indicate if this is an amended statement by checking here

                                                     Amended Statement   |_|

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                                  BALANCE SHEET
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


ASSETS

CURRENT ASSETS:

     Cash                                                              $ 29,650

     Other current assets                                                 1,179
                                                                       --------

         Total Current Assets                                            30,829


OTHER ASSETS                                                                 10
                                                                       --------

TOTAL ASSETS                                                           $ 30,838
                                                                       ========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES NOT SUBJECT TO COMPROMISE:

CURRENT LIABILITIES:

     Accounts payable                                                  $    884

     Accrued expenses                                                       196
                                                                       --------

         Total Current Liabilities                                        1,080
                                                                       --------

DUE TO PARENT, SUBSIDIARIES AND AFFILIATES, NET                          47,532

LIABILITIES SUBJECT TO COMPROMISE:

     Accounts payable                                                        54

     Accrued expenses                                                       270
                                                                       --------

         Total Current Liabilities Subject to Compromise                    324
                                                                       --------

   Total Liabilities                                                     48,936
                                                                       --------

STOCKHOLDERS' DEFICIT:

     Common stock                                                            --

     Additional paid in capital                                              10

     Accumulated deficit                                                (18,108)
                                                                       --------

         Total Stockholders' Deficit                                    (18,098)
                                                                       --------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                            $ 30,838
                                                                       ========


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                                                     FOR THE PERIOD
                                                                                                    DECEMBER 13, 2002
                                                                          MONTH ENDED                    THROUGH
                                                                        SEPTEMBER 30, 2003         SEPTEMBER 30, 2003
                                                                        ------------------         ------------------
Revenue - Trade acceptance drafts                                            $    200                     $  1,222
                                                                             --------                     --------

Other Income - Recovery of Bad Debt                                            13,020                       15,157

Operating Expenses:

     General and administrative expenses                                          107                        5,024

     Bad debt                                                                      --                        1,849

     Interest expense                                                              16                           26
                                                                             --------                     --------

Total Operating Expenses                                                          123                        6,899
                                                                             --------                     --------

Income (Loss) before reorganization items and income tax benefit               13,097                        9,480
                                                                             --------                     --------

Reorganization items:

     Professional fees                                                           (339)                      (5,069)

     Interest earned on accumulated cash resulting
       from Chapter 11 proceeding                                                  11                           63
                                                                             --------                     --------

                                                                                 (328)                      (5,006)
                                                                             --------                     --------

Loss before (provision for income taxes) income tax benefit                    12,769                        4,474

Income tax benefit                                                                325                       (2,008)
                                                                             --------                     --------

Net Income (Loss)                                                            $ 13,094                     $  2,466
                                                                             ========                     ========


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                             STATEMENT OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                                                     FOR THE PERIOD
                                                                                                    DECEMBER 13, 2002
                                                                          MONTH ENDED                    THROUGH
                                                                        SEPTEMBER 30, 2003         SEPTEMBER 30, 2003
                                                                        ------------------         ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

  NET INCOME                                                                 $ 13,094                  $  2,464

  ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
     PROVIDED BY OPERATING ACTIVITIES:

         DEPRECIATION AND AMORTIZATION                                             --                       626

         RECOVERY OF BAD DEBT                                                 (13,020)                  (15,157)

         BAD DEBT                                                                  --                     1,849

         DEFERRED INCOME                                                          270                        46

         DEFERRED INCOME TAX ASSET                                                 --                     9,120

CHANGES IN OPERATING ASSETS AND LIABILITIES:

       TRADE ACCEPTANCE DRAFTS RECEIVABLE                                      13,020                    21,505

       OTHER CURRENT ASSETS                                                      (326)                     (851)

     OTHER ASSETS                                                                  (1)                       (1)

       ACCOUNTS PAYABLE                                                           153                       884

       ACCRUED EXPENSES                                                           344                     3,315

       DUE TO PARENT, SUBSIDIARIES AND AFFILIATES                                (520)                   (1,533)

       INCOME TAXES PAYABLE                                                        --                    (6,270)
                                                                             --------                  --------

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE
   REORGANIZATION ITEMS                                                        13,014                    15,997

OPERATING CASH FLOW FROM REORGANIZATION ITEMS -
     BANKRUPTCY RELATED PROFESSIONAL FEES PAID                                   (693)                   (3,840)
                                                                             --------                  --------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                      12,321                    12,157
                                                                             --------                  --------

NET INCREASE IN CASH DURING THE PERIOD                                         12,321                    12,157

CASH BALANCE AT BEGINNING OF PERIOD                                            17,329                    17,493
                                                                             --------                  --------

CASH BALANCE AT END OF PERIOD                                                $ 29,650                  $ 29,650
                                                                             ========                  ========


                       See Notes to Financial Statements

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 1.    BASIS OF PRESENTATION

The accompanying unaudited financial statements of Actrade Capital, Inc. (the "Company") have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. These financial statements include intercompany balances that would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with its parent and all of its wholly owned subsidiaries or affiliates.

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES

Financial Reporting For Bankruptcy Proceedings - In connection with the bankruptcy proceedings, the Company is required to report in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7 "Financial Reporting by Entities in Reorganizations under the Bankruptcy Code" (SOP 90-7"). SOP 90-7 requires, among other things, (i) that pre-petition liabilities that are subject to compromise be segregated in the Company's balance sheet as liabilities subject to compromise and (ii) the identification of all transactions and events that are directly associated with the reorganization of the Company in Statement of Operations.

NOTE 3.    PETITION FOR RELIEF UNDER CHAPTER 11

On December 12, 2002, the Company filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Under Chapter 11, actions to enforce certain claims against the Company in existence prior to the filing of the Chapter 11 petition are stayed while the Company continues business operations as a debtor-in-possession. These claims are reflected in the September 30, 2003, balance sheet as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts or leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts.

The Company received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including wages and other employee benefits.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 4.    REORGANIZATION COSTS

Reorganization costs include professional fees and other related expenses attributable to the filings.

NOTE 5.    INTERCOMPANY TRANSACTIONS

Intercompany balances would be eliminated, in accordance with generally accepted accounting principles, when the results of the Company are consolidated with its parent and all of its wholly owned subsidiaries or affiliates. The net intercompany balances that are included on the accompanying financial statements under the caption of Due to Parent, Subsidiaries and Affiliates amounted to $47,532 at September 30, 2003.

NOTE 6.    SUPPLEMENTAL FINANCIAL INFORMATION

The Company is the operating entity, which recognized and paid all operating expenses including professional fees and other related expenses attributable to the reorganization filings for itself and its parent, Actrade Financial Technologies Ltd. ("AFTL"). The Company charged back to AFTL through intercompany accounts for its share of outstanding liabilities as of September 30, 2003 since AFTL is legally obligated for these outstanding liabilities. The Company paid approximately $3,828 for professional fees and other related expenses attributable to the reorganization during the period from December 13, 2002 through September 30, 2003.

NOTE 7.    PRESS RELEASE DATED MARCH 26, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

The Company's Board of Directors has determined to pursue a sale of the company as a going concern, among other alternatives, to maximize value for all of the Company's creditors and stockholders.

NOTE 8.    PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES ADDITIONAL DEVELOPMENTS

AFTL announced on June 10, 2003 that, effective immediately, AFTL and all of its subsidiaries will cease writing any new business and will not issue new Trade Acceptance Drafts. AFTL also announced that it will promptly seek to reduce operating expenses, while focusing primarily on collecting the Company's outstanding TADs receivable, and on the sale process described below.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 8.    PRESS RELEASE DATED JUNE 10, 2003 ANNOUNCES ADDITIONAL
           DEVELOPMENTS (Cont'd)

AFTL also announced that, pursuant to its previously announced plan to seek to maximize value for all of AFTL creditors and stockholders, it is, with the assistance of its financial advisor, Anderson, Weinroth & Partners, LLC, continuing to pursue a sale of AFTL. Although AFTL is engaged in discussions with potential buyers, there can be no assurance that AFTL will consummate a sale transaction.

NOTE 9.    REVALUATION OF DEFERRED TAX ASSET

As further discussed in notes 7 and 8 the Company has discontinued operations and is pursuing a sale of the Company. Effective in the June period, the Company determined that a valuation of the Deferred Tax Asset was necessary. As of September 30, 2003 the asset is valued at $0. The valuation allowance of $7,504 was necessary to reflect the realizable net value of taxes deferred as operations were discontinued and the asset was unrealizable.

NOTE 10. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2003 (REGULATION FD DISCLOSURE)

The Company hired John Fioretti to serve as its Chief Restructuring Officer effective as of August 18, 2003 and he has replaced AFTL's Chief Executive Officer, Mr. Richard McCormick.

NOTE: 11.  FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON
           SEPTEMBER 11, 2003 (OTHER EVENTS AND REGULATION FD DISCLOSURE)

On September 11, 2003, the Bankruptcy Court entered an order approving the motion of the Company and AFTL under Section 363 of the U.S. Bankruptcy Code to allow the sale of certain of their intellectual property assets, including their patents, patent applications and trademarks to The CIT Group/ Commercial Services, Inc. for $200.

                              ACTRADE CAPITAL, INC.
                    NOTES TO FINANCIAL STATEMENTS - UNAUDITED
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)


NOTE 12. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 23, 2003 (OTHER EVENTS REGULATION FD DISCLOSURE)

The Company received a one-time cash payment of $12,984 in settlement of certain TAD's and bills of exchange that were previously reserved. The $12,984 is reflected as a recovery of bad debt during the month ended September 30, 2003.

NOTE 13. FORM 8K REPORT FILED WITH SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2003 (OTHER EVENTS REGULATION FD DISCLOSURE)

On September 25, 2003, the Company and AFTL filed with the Bankruptcy Court a joint chapter 11 plan and related disclosure statement that provides for the distribution of their assets to their creditors and shareholders. No assurance can be given that the chapter 11 plan will be accepted by the creditors or equity holders of the Company and AFTL or approved by the Bankruptcy Court.

                                                                       EXHIBIT 1
                                                                       ---------


                              ACTRADE CAPITAL, INC.
                             (DEBTOR-IN-POSSESSION)
                        SUMMARY OF MONTHLY DISBURSEMENTS
                               SEPTEMBER 30, 2003
                             (DOLLARS IN THOUSANDS)

                                                                                                           TOTAL MONTHLY
                                                                                   INTERCOMPANY            DISBURSEMENTS
                                                        TOTAL MONTHLY              DISBURSEMENTS              EXCLUDING
DEBTOR COMPANY                CASE NUMBER               DISBURSEMENTS            INCLUDED IN TOTAL          INTERCOMPANY
--------------                -----------               -------------            -----------------          ------------
Actrade Capital, Inc.        02-16213 (ALG)                 $ 800                      $   -                     $ 800
                                                            -----                      -----                     -----

                                                            $ 800                      $   -                     $ 800
                                                            =====                      =====                     =====